Northwestern Mutual Series Fund, Inc.

Supplement Dated January 2, 2013

to the

Statutory Prospectus Dated May 1, 2012

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2012, as supplemented on May 22, 2012, June 29, 2012, July 10, 2012, August 14, 2012, August 29, 2012 and December 10, 2012 (the “Prospectus”). You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Effective January 1, 2013, the Prospectus is hereby amended by deleting the fifth paragraph currently set forth on page 108 under the “Advisory Fee Waiver Agreements” portion of the “Advisory Fees” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” and replacing it with the following language:

“Effective January 1, 2013, with respect to the Money Market Portfolio, Mason Street Advisors has voluntarily agreed to waive its entire management fee on a temporary basis. This voluntary waiver will be reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.”